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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSANT
                        TO SECTION 13 OR 15(d) OF THE
                       SUCURITIES EXCHANGE ACT OF 1934

                                ---------------

         Date of Report (Date of Earliest Event Reported):  February 10, 1998


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   5 Post Oak Park, Suite 1170, Houston, Texas                     77027
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   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

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ITEM 2.    Acquisition or Disposition of Assets
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     On February 10, 1998, GulfMark completed its acquisition of approximately 96% of the outstanding shares of Brovig Supply ASA, a publicly-traded Norwegian company ("Brovig"). Total consideration for the acquisition was approximately $73.0 million which includes the assumption of debt of approximately NOK 277 million ($37.4 million). Approximately $16.7 million of the purchase price was funded through a Floating Rate Bridge Loan Facility dated February 4, 1998 from Christiania Bank og Kreditkasse ASA. The balance of the purchase price, approximately $18.9 million, was funded by the Company's cash on hand. The shares were acquired pursuant to a public bid made by GulfMark in accordance with the rules of the Oslo Stock Exchange. Brovig owns five offshore support vessels which provide marine support and transportation services to companies engaged in offshore exploration and production of oil and gas in the North Sea.

ITEM 7.    Financial Statements and Exhibits
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(a)   Financial Statements of Business Acquired.
      As of the date of the filing of this current Report on Form 8-K, it is impracticable for the Company to file the financial statements for the acquired business. In accordance with Item 7(a)(4), the required financial statements will be filed in the amendment to this Report as soon as practicable, but not later than April 24, 1998.

(b)   Pro Forma Financial Information.
      It is impracticable for the Company to file the pro forma financial information for the acquired business at this time. The required pro forma financial information will be filed in an amendment to this Report as soon as practicable, but not later than April 24, 1998.

(c)   Exhibits.
      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GulfMark Offshore, Inc.


Date: February 25, 1998                  By: /s/ Frank R. Pierce
                                             --------------------
                                             Executive Vice President



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                             EXHIBIT INDEX

Exhibit No.                   Description                     Page No.
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10.1              Floating Rate Bridge Loan Facility and
                  Guarantee Facility dated February 4,
                  1998 among GulfMark Offshore, Inc.,
                  Christiania Bank of Kreditkasse ASA for
                  for itself as Agent for the other banks
                  and financial institutions listed.